Exhibit 99.1

Financial News Release

Contact Information:	Steven Moore
Pixelworks, Inc.
408-200-9221
smoore@pixelworks.com

Pixelworks Updates 2010 Fourth Quarter Guidance

San Jose, Calif., January 5, 2011 — Pixelworks, Inc. (NASDAQ:PXLW), an innovative provider of powerful video and pixel processing technology, today provided updated guidance for the fourth quarter ended December 31, 2010.

The Company currently expects to report a sequential revenue decline of approximately 22% for the 2010 fourth quarter, versus the 6% to 17% expected sequential decrease communicated in previous guidance, as a result of continuing inventory correction in the digital projector market. Gross margin and operating expense results are expected to be within the range of guidance previously provided. The Company also expects to return to sequential revenue growth in the first quarter of 2011 based on sales of new products for the projector and digital TV markets ramping into production.

No conference call will be held in conjunction with this guidance revision. Additional commentary will be provided when the Company reports financial results for the 2010 fourth quarter on January 27, 2011.

About Pixelworks, Inc.

Pixelworks, headquartered in San Jose, California, is an innovative designer, developer and marketer of video and pixel processing technology, semiconductors and software for high-end digital video applications. At design centers in Shanghai and San Jose, Pixelworks engineers push pixel performance to new levels for leading manufacturers of consumer electronics and professional displays worldwide.

For more information, please visit the Company’s Web site at www.pixelworks.com.

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Note: Pixelworks and the Pixelworks logo are registered trademarks of Pixelworks, Inc. All other trademarks are the property of their respective owners.

Safe Harbor Statement

This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Examples of such forward-looking statements include, without limitation, statements about the Company’s updated guidance for revenue, gross margin and operating expense results for the fourth quarter of 2010 and expected revenue growth in the first quarter of 2011. These statements are based on current expectations or beliefs, as well as a number of assumptions about future events that are subject to risks and uncertainties that may cause actual results to differ materially from those contemplated herein. We have not yet completed the review of our results for the fourth quarter ended December 31, 2010, and our auditors have not yet completed their review of such results. Therefore, the expected results set forth in this press release are based on a preliminary review of our results and actual results may differ. Forward-looking statements contained in this release are not guarantees of future performance and involve numerous risks, uncertainties and assumptions that are difficult to predict. Actual results could vary materially from those contained in forward-looking statements due to many factors, including, without limitation: our ability to deliver new products in a timely fashion; our new product yield rates; changes in estimated product costs; product mix; supply of products from third-party foundries; failure or difficulty in achieving design wins; timely customer transition to new product designs; competitive factors, such as rival chip architectures, introduction or traction by competing designs, or pricing pressures; the success of our products in expanded markets; current global economic challenges; levels of inventory at distributors and customers; changes in the digital display and projection markets; changes in customer ordering patterns or lead times; and seasonality in the consumer electronics market. More information regarding potential factors that could affect the Company’s financial results and could cause actual results to differ materially is included from time to time in the Company’s Securities and Exchange Commission filings, including our Annual Report on Form 10-K for the year ended December 31, 2009 and subsequent SEC filings.

The forward-looking statements contained in this release speak as of the date of this release, and we do not undertake any obligation to update any such statements, whether as a result of new information, future events or otherwise.